Exhibit 99.(n)(3)(i)

PACIFIC SELECT FUND
AMENDED AND RESTATED Multi-class PLAN

SCHEDULE A

Funds	Class I	Class P
Bond Plus Portfolio	X	X
Core Income Portfolio	X	X
Diversified Bond Portfolio	X	X
Dividend Growth Portfolio	X	X
Emerging Markets Debt Portfolio	X	X
Emerging Markets Portfolio	X	X
Equity Index Portfolio	X	X
ESG Diversified Portfolio	X	X
ESG Diversified Growth Portfolio	X	X
Floating Rate Income Portfolio	X	X
Focused Growth Portfolio	X	X
Growth Portfolio	X	X
Health Sciences Portfolio	X	X
Hedged Equity Portfolio	X	X
High Yield Bond Portfolio	X	X
Inflation Managed Portfolio	X	X
Intermediate Bond Portfolio	X	X
International Equity Plus Bond Alpha Portfolio	X	X
International Growth Portfolio	X	X
International Large-Cap Portfolio	X	X
International Small-Cap Portfolio	X	X
International Value Portfolio	X	X
Large-Cap Core Portfolio	X	X
Large-Cap Growth Portfolio	X	X
Large-Cap Plus Bond Alpha Portfolio	X	X
Large-Cap Value Portfolio	X	X
Managed Bond Portfolio	X	X
Mid-Cap Growth Portfolio	X	X
Mid-Cap Plus Bond Alpha Portfolio (formerly named Mid-Cap Equity Portfolio)	X	X
Mid-Cap Value Portfolio	X	X
Pacific Dynamix – Conservative Growth Portfolio	X	X
Pacific Dynamix — Growth Portfolio	X	X
Pacific Dynamix — Moderate Growth Portfolio	X	X
Pacific Dynamix – Aggressive Growth Portfolio	X	X
Portfolio Optimization Aggressive-Growth Portfolio	X	X
Portfolio Optimization Conservative Portfolio	X	X
Portfolio Optimization Growth Portfolio	X	X
Portfolio Optimization Moderate Portfolio	X	X
Portfolio Optimization Moderate-Conservative Portfolio	X	X
QQQ Plus Bond Alpha Portfolio	X	X
Real Estate Portfolio	X	X
Short Duration Bond Portfolio	X	X
Small-Cap Equity Portfolio	X	X
Small-Cap Growth Portfolio	X	X
Small-Cap Index Portfolio	X	X
Small-Cap Plus Bond Alpha Portfolio	X	X

Funds	Class I	Class P
Small-Cap Value Portfolio	X	X
Technology Portfolio	X	X
Value Advantage Portfolio	X	X
Value Portfolio	X	X
PD 1-3 Year Corporate Bond Portfolio		X
PD Aggregate Bond Index Portfolio		X
PD Emerging Markets Index Portfolio		X
PD High Yield Bond Index Portfolio		X
PD International Large-Cap Index Portfolio		X
PD Large-Cap Growth Index Portfolio		X
PD Large-Cap Value Index Portfolio		X
PD Mid-Cap Index Portfolio		X
PD Small-Cap Growth Index Portfolio		X
PD Small-Cap Value Index Portfolio		X
	Class D	Class P
PSF Avantis Balanced Allocation Portfolio	X	X

EFFECTIVE:	October 15, 2024 (to add Bond Plus Portfolio, International Equity Plus Bond Alpha Portfolio, Large-Cap Plus Bond Alpha Portfolio, QQQ Plus Bond Alpha Portfolio, and Small-Cap Plus Bond Alpha Portfolio)

November 1, 2024 (for Mid-Cap Plus Bond Alpha Portfolio (formerly named Mid-Cap Equity Portfolio))